   As filed with the Securities and Exchange Commission on November 12, 1998
                                              Registration No. 333-___________

===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                   ----------

                                XETEL CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                   75-229445
 (State or other jurisdiction               (IRS Employer Identification No.)
of incorporation or organization)

                              2105 GRACY FARMS LANE
                                AUSTIN, TX 78758
               (Address of principal executive offices) (Zip Code)
                                   ----------

                            1997 STOCK INCENTIVE PLAN
                            (Full title of the Plan)
                                  ------------

                              ANGELO A. DECARO, JR.
                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
                          XETEL CORPORATION
                    2105 GRACY FARMS LANE, AUSTIN, TX 78758
                    (Name and address of agent for service)
                                 (512) 435-1000
              (Telephone number, including area code, of agent for
                                    service)

                                   -----------

                         CALCULATION OF REGISTRATION FEE


===============================================================================


           Title of                     Amount                 Proposed               Proposed               Amount of
          Securities                     to be                 Maximum                 Maximum              Registration
             to be                   Registered(1)             Offering               Aggregate                 Fee
          Registered                                            Price                 Offering
                                                              per Share                 Price

1997 Stock Incentive Plan:
--------------------------

Common Stock, $0.0001 par value    1,000,000 shares         $2.8125(2)          $ 2,812,500(2)          $ 781.88

Common Stock, $0.0001 par value    1,412,100 shares            N/A (3)                 N/A (3)               N/A (3)


===============================================================================
(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the XeTel Corporation 1997 Stock Incentive Plan, by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of XeTel Corporation.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended (the "Securities Act"), on the basis of the average of the high and low selling prices per share of Common Stock of XeTel Corporation on November 6, 1998, as reported on the Nasdaq National Market.

(3) Under General Instruction E, the Registration Fee is calculated solely on the basis of the additional 1,000,000 shares of Common Stock authorized for issuance under the 1997 Stock Incentive Plan, which is the successor to Registrant's 1992 Stock Option Plan (the "Predecessor Plan"). The applicable filing fees have been paid for the remaining shares in connection with their registration on the Form S-8 Registration Statement covering Registrant's Predecessor Plan, Registration No. 333-1952.

                                     PART II



               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

         XeTel Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended March 28, 1998, filed with the Commission on June 26, 1998;

         (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 27, 1998, filed with the Commission on August 11, 1998; and

         (c) The Registrant's Registration Statement No. 00-27482 on Form 8-A filed with the Commission on January 3, 1996, pursuant to
                  Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel

         Not Applicable.

Item 6.  Indemnification of Directors and Officers

         Pursuant to the Delaware General Corporation Law (the "Delaware Law"), the Registrant has adopted provisions in its Second Restated Certificate of Incorporation and Restated Bylaws that purport to eliminate the personal liability of the directors to the Registrant and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. These provisions do not eliminate the directors' fiduciary duties to the Registrant, and in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware Law. The Registrant's Restated Bylaws require the Registrant to indemnify its directors and executive officers to the fullest extent permitted by the Delaware Law and permits indemnification of employees and other agents. Notwithstanding such provisions in the Registrant's Second Restated Certificate of Incorporation and Restated Bylaws, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware Law. These provisions also are not applicable to, and therefore do not affect, a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant has also entered into indemnification agreements with each of its current directors and executive officers that provide for such indemnification, including circumstances in which indemnification and the advancement of expenses are discretionary under the Delaware Law. The Registrant believes that the limitation of liability provisions in its Second Restated Certificate of Incorporation and Restated Bylaws and the indemnification agreements will enhance the Registrant's ability to continue to attract and retain qualified individuals to serve as directors and executive officers. The Registrant is not aware of any pending litigation or proceeding involving a director, officer or employee of the Registrant to which any of such indemnification agreements would apply.

Item 7.  Exemption from Registration Claimed

         Not Applicable.

Item 8.  Exhibits
Exhibit Number       Exhibit

 4                   Instruments   Defining  the  Rights  of   Stockholders.   Reference  is  made  to  Registrant's
                     Registration  Statement No. 00-27482 on Form 8-A, together with any exhibits thereto, which are incorporated herein by reference pursuant to Item 3(c) to this Registration Statement.
 5.1                 Opinion and Consent of Brobeck, Phleger & Harrison LLP.
23.1                 Consent of PricewaterhouseCoopers  LLP, Independent Auditors.
23.2                 Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
24                   Power of Attorney.  Reference is made to page II-5 of this Registration Statement.
99.1                 XeTel Corporation 1997 Stock Incentive Plan.
99.2                 Amendment No. 1 to XeTel Corporation 1997 Stock Incentive Plan.
99.3                 Form of Notice of Grant of Stock Option.
99.4                 Form of Stock Option Agreement.
99.5                 Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Right).
99.6                 Form of Stock Issuance Agreement.
99.7                 Form of Notice of Grant of Automatic Stock Option (Initial).
99.8                 Form of Notice of Grant of Automatic Stock Option (Annual).
99.9                 Form of Automatic Stock Option Agreement.

Item 9.  Undertakings

         A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the Securities Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1997 Stock Incentive Plan.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6, or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Austin, State of Texas, on this 12th day of November, 1998.


                                       XETEL CORPORATION




                                       By: /s/ ANGELO A. DECARO, JR.
                                          ------------------------------------
                                          Angelo A. DeCaro, Jr.
                                          President, Chief Executive
                                          Officer and Director


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of XeTel Corporation, a Delaware corporation, do hereby constitute and appoint Angelo A. DeCaro, Jr., the lawful attorney-in-fact and agent with full power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent determines may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the dates indicated.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                     Title                                  Date
---------                                     -----                                  ----


/s/ ANGELO A. DECARO, JR.
-------------------------                     President, Chief Executive             November 12, 1998
Angelo A. DeCaro, Jr.                         Officer and Director
                                              (Principal Executive Officer)


/s/ RICHARD S. CHILINSKI
-------------------------                     Vice President, Chief Financial        November  12, 1998
Richard S. Chilinski                          Officer and Assistant Secretary
                                              (Principal Financial and
                                              Accounting Officer)



Signature                                     Title                                  Date
---------                                     -----                                  ----


/s/ RONALD W. GUIRE
-------------------------                     Chairman of the Board of Directors     November  12, 1998
Ronald W. Guire



/s/ SAM L. DENSMORE
-------------------------                     Director                               November  12, 1998
Sam L. Densmore



/s/ KOZO SATO
-------------------------                     Director                               November  12, 1998
Kozo Sato



/s/ ALAN R. SCHUELE
-------------------------                     Director                               November  12, 1998
Alan R. Schuele


                                INDEX TO EXHIBITS
                                -----------------

Exhibit Number       Exhibit

 4                   Instruments   Defining  the  Rights  of   Stockholders.   Reference  is  made  to  Registrant's
                     Registration  Statement No. 00-27482 on Form 8-A, together with any exhibits thereto, which are incorporated herein by reference pursuant to Item 3(c) to this Registration Statement.
 5.1                 Opinion and Consent of Brobeck, Phleger & Harrison LLP.
23.1                 Consent of PricewaterhouseCoopers  LLP, Independent Auditors.
23.2                 Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
24                   Power of Attorney.  Reference is made to page II-5 of this Registration Statement.
99.1                 XeTel Corporation 1997 Stock Incentive Plan.
99.2                 Amendment No. 1 to XeTel Corporation 1997 Stock Incentive Plan.
99.3                 Form of Notice of Grant of Stock Option.
99.4                 Form of Stock Option Agreement.
99.5                 Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Right).
99.6                 Form of Stock Issuance Agreement.
99.7                 Form of Notice of Grant of Automatic Stock Option (Initial).
99.8                 Form of Notice of Grant of Automatic Stock Option (Annual).
99.9                 Form of Automatic Stock Option Agreement.